Quarterly Holdings Report
for
Fidelity® Real Estate Investment ETF
April 30, 2023
RIE-NPRT3-0623
1.9900254.102
Common Stocks - 99.7%
	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) - 96.3%
REITs - Apartments - 11.4%
American Homes 4 Rent Class A	8,978	298,608
Invitation Homes, Inc.	9,605	320,519
Mid-America Apartment Communities, Inc.	3,582	550,912
UDR, Inc.	14,226	587,961
		1,758,000
REITs - Diversified - 32.2%
Apartment Income (REIT) Corp.	6,128	226,613
Crown Castle International Corp.	11,073	1,362,976
Digital Realty Trust, Inc.	6,955	689,588
Elme Communities (SBI)	6,198	106,792
Equinix, Inc.	1,502	1,087,568
Gaming & Leisure Properties	3,784	196,768
Lamar Advertising Co. Class A	2,476	261,664
SBA Communications Corp. Class A	4,018	1,048,256
		4,980,225
REITs - Health Care - 9.7%
Ventas, Inc.	15,562	747,754
Welltower, Inc.	9,577	758,690
		1,506,444
REITs - Hotels - 5.0%
DiamondRock Hospitality Co.	21,061	170,805
Host Hotels & Resorts, Inc.	20,989	339,392
RLJ Lodging Trust	13,817	139,552
Ryman Hospitality Properties, Inc.	1,401	125,614
		775,363
REITs - Management/Investment - 2.9%
LXP Industrial Trust (REIT)	3,509	32,985
National Retail Properties, Inc.	9,661	420,254
		453,239
REITs - Manufactured Homes - 5.4%
Equity Lifestyle Properties, Inc.	6,314	435,035
Sun Communities, Inc.	2,858	397,062
		832,097
REITs - Regional Malls - 0.3%
Tanger Factory Outlet Centers, Inc.	2,785	54,614
REITs - Shopping Centers - 6.0%
Kimco Realty Corp.	16,683	320,147
Phillips Edison & Co., Inc.	6,815	214,945
Regency Centers Corp.	4,818	295,970
Urban Edge Properties	6,821	100,064
		931,126
REITs - Single Tenant - 2.4%
Four Corners Property Trust, Inc.	3,870	98,724
Spirit Realty Capital, Inc.	7,230	278,066
		376,790
REITs - Storage - 9.3%
CubeSmart	13,141	597,784
Extra Space Storage, Inc.	3,388	515,112
Iron Mountain, Inc.	5,783	319,453
		1,432,349
REITs - Warehouse/Industrial - 11.7%
Prologis (REIT), Inc.	13,877	1,738,090
Terreno Realty Corp.	1,388	85,487
		1,823,577
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		14,923,824
Real Estate Management & Development - 3.4%
Real Estate Services - 3.4%
CBRE Group, Inc. (a)	6,787	520,291
TOTAL COMMON STOCKS (Cost $17,374,195)		15,444,115

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $17,374,195)	15,444,115
NET OTHER ASSETS (LIABILITIES) - 0.3%	47,009
NET ASSETS - 100.0%	15,491,124

Legend

(a)	Non-income producing

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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